Summary Prospectus February 1, 2026
Sterling Capital Equity Income Fund
Class A Shares BAEIX	Class C Shares BCEGX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.sterlingcapitalfunds.com/funds. You can also get this information at no cost by calling 1-800-228-1872 or by sending an e-mail request to fundinfo@sterling-capital.com.

Investment Objective

The Fund seeks capital growth and current income.

Fee Table

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts or waivers if you and your family invest, or agree to invest in the future, at least $50,000 in the Sterling Capital Funds. More information about these and other sales charge discounts and waivers is available from your financial intermediary, in “Distribution Arrangements/Sales Charges” on page 132 of the Fund’s prospectus, in the Appendix: Sales Charge Discounts and Waivers Available from Certain Financial Intermediaries (the “Appendix”) and in “Sales Charges” on page 37 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None	1.00%
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares
Management Fees	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.27%	0.27%
Total Annual Fund Operating Expenses	1.07%	1.82%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$678	$896	$1,131	$1,806
Class C Shares	$283	$667	$1,075	$2,216

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$678	$896	$1,131	$1,806
Class C Shares	$283	$667	$1,075	$2,216

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50.76% of the average value of its portfolio.

Strategy, Risks and Performance

Principal Strategy

To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities. The Fund invests, under normal market conditions, primarily in dividend-paying equity securities, in particular common stocks of companies with a history of increasing dividends. The Fund may also invest in U.S. traded common stocks of foreign companies, including American Depositary Receipts. Because yield is a consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and, therefore, are selling below what the portfolio manager believes to be their long-term investment value. The Fund may invest in securities of issuers of any capitalization range.

The portfolio manager may consider selling a stock owned by the Fund when the factors that induced the portfolio manager to buy the stock have changed, the portfolio manager anticipates a

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negative change in the company’s dividend policy, or to reduce the Fund’s position in a particular stock if the stock represents a disproportionately large position within the Fund’s portfolio.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Fund. Below are the principal risks of investing in the Fund.

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a stock market decline, or other domestic, regional, or global events. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund focuses — income-producing equities — will underperform other kinds of investments or market averages.

Company-Specific Risk: The possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Foreign Investment Risk: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability.

Counterparty Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Dividend Risk: Companies that issue dividend-yielding securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Mid Capitalization Company Risk: Investments in middle capitalization companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Operational and Technology Risk: Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Management Risk: The risk that an investment technique used by the Fund’s portfolio manager may fail to produce the intended result.

For more information about the Fund’s risks, please see the “Additional Investment Strategies and Risks” section in this Prospectus.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A Shares. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance and an additional index that represents the market sectors in which the Fund primarily invests. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.sterlingcapitalfunds.com or by calling 1-800-228-1872.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Shares Annual Total Returns for years ended 12/31

Best quarter:	18.92%	6/30/2020
Worst quarter:	-25.32%	3/31/2020

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Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	-4.56%	6.70%	9.96%
Return After Taxes on Distributions	-9.50%	3.50%	7.56%
Return After Taxes on Distributions and Sale of Fund Shares	0.83%	5.15%	7.87%

Class C Shares	0.55%	7.17%	9.79%
Bloomberg U.S. 3000® Index(1)
(reflects no deductions for fees, expenses, or taxes)	11.79%	11.14%	10.89%
Russell 3000® Index(1)
(reflects no deductions for fees, expenses, or taxes)	17.15%	13.15%	13.07%
Bloomberg U.S. 1000 Value® Index(2)
(reflects no deductions for fees, expenses, or taxes)	11.79%	11.14%	10.89%

(1)The Bloomberg U.S. 3000® Index is the Fund’s new regulatory benchmark. Previously, the Fund’s regulatory benchmark was the Russell 3000® Index. The new regulatory benchmark represents a broad measure of market performance and is included to comply with regulatory requirements.

(2) The Bloomberg U.S. 1000 Value® Index is the strategy index for the Fund.

After-tax returns are shown only for Class A Shares and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class C Shares will vary.

Management

Investment Adviser

Sterling Capital Management LLC (“Sterling Capital”)

Portfolio Managers

Charles J. Wittmann, CFA®
Executive Director of Sterling Capital and Co-Portfolio Manager
Since December 2021

Jeremy M. Lopez, CFA®
Executive Director of Sterling Capital and Co-Portfolio Manager
Since November 2022

Purchase and Sale of Fund Shares

Account Type	Minimum Initial Investment	Minimum Subsequent Investment^
Regular Account	$1,000	$0
Automatic Investment Plan	$25	$0

^ There is no minimum for additional purchases. Financial intermediaries may impose minimums.

You may buy or sell Class A Shares and Class C Shares on any business day by contacting your financial representative or contacting the Fund (i) by mail at Sterling Capital Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246; or (ii) by telephone at 1-800-228-1872. In addition, Class A Shares and Class C Shares are available for purchase at www.sterlingcapitalfunds.com.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan (which may be taxable upon withdrawal) or an individual retirement account (which may be taxable upon withdrawal).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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